Exhibit 99.1

EXECUTION VERSION

SIXTH AMENDMENT TO FORBEARANCE AGREEMENT

AND TWENTY-FIRST AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO FORBEARANCE AGREEMENT AND TWENTY-FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is made as of this 12th day of February, 2020 by and among REVOLUTION LIGHTING TECHNOLOGIES, INC., a Delaware corporation (“RLT”), LIGHTING INTEGRATION TECHNOLOGIES, LLC, a Delaware limited liability company (“LIT”), TRI-STATE LED DE, LLC, a Delaware limited liability company (“Tri-State”), VALUE LIGHTING, LLC, a Delaware limited liability company (“Value Lighting”), ALL AROUND LIGHTING, L.L.C., a Texas limited liability company (“All Around”), ENERGY SOURCE, LLC, a Rhode Island limited liability company (“Energy Source”), REVOLUTION LIGHTING – E-LIGHTING, INC., a Delaware corporation (“RLT-E-Lighting”), SEESMART, LLC, a Delaware limited liability company (“Seesmart”), and TNT ENERGY, LLC, a Massachusetts limited liability company (“TNT Energy”, and together with RLT, LIT, Tri-State, Value Lighting, All Around, Energy Source, RLT-E-Lighting, and Seesmart, singly and collectively, jointly and severally, “Borrowers” and each a “Borrower”), the Guarantors party hereto (each a “Guarantor” and collectively, jointly and severally, the “Guarantors”; and, together with the Borrowers, each an “Obligor” and collectively, jointly and severally, the “Obligors”), and BANK OF AMERICA, N.A., a national banking association (“Lender”).

W I T N E S S E T H:

WHEREAS, the Obligors and the Lender are parties to a certain Loan and Security Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Loan Agreement”);

WHEREAS, the Obligors and the Lender are also parties to a certain Forbearance Agreement and Fourteenth Amendment to Loan and Security Agreement, dated as of November 21, 2018 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Forbearance Agreement”);

WHEREAS, the 2018/2019 Financial Reporting Events of Default (as defined below) have occurred and are outstanding, and the Lender has not waived the 2018/2019 Financial Reporting Events of Default;

WHEREAS, all of the Events of Default which are referenced in the Forbearance Agreement remain outstanding (together with the 2018/2019 Financial Reporting Events of Default, collectively, as of the date hereof, the “Subject Events of Default”), and the Lender has not waived any of the Subject Events of Default;

WHEREAS, the Obligors have requested that the Lender to continue to forbear from (x) demanding the payment of the Obligations as a result of the Subject Events of Default, and (y) exercising certain of its rights and remedies against the Obligors and the Collateral on account of the Subject Events of Default, and (iii) modify and amend certain terms and conditions of both the Forbearance Agreement and the Loan Agreement; and

WHEREAS, the Lender is willing to continue to so forbear and amend certain terms and conditions of both the Forbearance Agreement and the Loan Agreement, but only upon and subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Lender agree as follows:

1. Definitions. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement or Forbearance Agreement, as amended and as applicable.

2. Acknowledgment of Obligations. Obligors hereby acknowledge and agree that, in accordance with the terms and conditions of the Loan Documents, the Obligors are unconditionally jointly and severally liable to the Lender for the Obligations, including, without limitation, the following amounts as of the dates indicated below:

(a)	Revolver Loans as of January 24, 2020:

Principal: $21,468,569.04

(b)	LC Obligations as of January 24, 2020:

Principal: $0.00

(c)	Bank Product Debt as of January 24, 2020:

Principal: $0.00

(d)	Unused Fee as of January 24, 2020:

Fee: $1,607.42

(e)	Unpaid attorneys’ fees and expenses as of February 10, 2020: $83,356.65

(f)

For all interest heretofore or hereafter accruing under the Loan Documents, for all fees heretofore or hereafter accruing under the Loan Documents, and for all Extraordinary Expenses heretofore or hereafter incurred by any Lender in connection with, and any other amounts due under, the Loan Documents, including, without limitation, all Extraordinary Expenses incurred in connection with the negotiation and preparation of this Agreement and all documents, instruments, and agreements incidental hereto.

3. Continued Forbearance by Lender.

(a)

Each Obligor further acknowledges and agrees that the Obligors have not delivered to the Lender (i) audited consolidated balance sheets as of the end of Fiscal Year 2018, along with all accompanying information thereto (the “2018 Annual Financial Reports”), as required under Section 9.1.2 of the Loan Agreement and subclause (a) of Exhibit E to the Loan Agreement and (ii) unaudited consolidated income statements with respect to the Fiscal Quarters ending March 31, 2019, June 30, 2019, and September 30, 2019 (the “2019 Quarterly Financial Reports”) as required under Section 9.1.2 of the Loan Agreement and subclause (b) of Exhibit E to the Loan Agreement (as most recently amended by the Third Amendment to Forbearance Agreement and Nineteenth Amendment) by November 30, 2019, thus constituting Events of Default under the Loan Agreement as of the date hereof (the “2018/2019 Financial Reporting Events of Default”). Each Obligor acknowledges and agrees that the 2018/2019 Financial Reporting Events of Default remain uncured, and agrees to deliver the 2018 Annual Financial Reports and 2019 Quarterly Financial Reports as soon as practicable.

(b)

Each Obligor acknowledges and agrees that (i) the Forbearance Agreement remains in full force and effect, (ii) the Subject Events of Defaults are continuing as of the date hereof, and (iii) that Lender has the right to immediately commence enforcement of Lender’s rights and remedies under the Loan Documents and otherwise, including, without limitation, demanding the payment of the Obligations and exercising its rights and remedies against the Obligors and the Collateral.

(c)

In consideration of the Obligors’ performance in accordance with each and every term and condition of this Agreement and the Forbearance Agreement, as and when due, the Lender agrees to (i) continue to forbear from accelerating the Obligations, demanding payment thereof, and exercising its rights and remedies against the Obligors and the Collateral otherwise available to Lender upon the occurrence of such Subject Events of Default, and (ii) continue to make Forbearance Period Financial Accommodations in accordance with Section 4, below, in each case until the earlier of: (A) the Forbearance Termination Date, or (B) the occurrence of a Termination Event.

4. Terms of Continued Forbearance. The Lender’s agreements to continue to forbear, set forth herein, are subject to each of the following terms and conditions and, to the extent necessary, the Loan Documents are hereby amended to conform to the following terms and conditions:

(a)

Revolver Loans during Forbearance Period. For avoidance of doubt, and as set forth in the Forbearance Agreement, as a result of the Subject Events of Default, the Lender has no further obligation to make any Revolver Loans and/or to issue Letters of Credit (hereinafter, each of such financial accommodation shall be referred to as a “Forbearance Period Financial Accommodation”). Notwithstanding the foregoing, the Lender agrees to make Forbearance Period Financial Accommodations subject to and in accordance with the terms and conditions of the Loan Agreement, this Agreement, and the other Loan Documents, until the earlier of (i) the Forbearance Termination Date, or (ii) occurrence of a Termination Event. Without limiting the generality of the foregoing, the Lender shall have no obligation to make any Forbearance Period Financial Accommodation, if, prior to the making of such Forbearance Period Financial Accommodation, an Overadvance then exists, or after giving effect to the making of such Forbearance Period Financial Accommodation, an Overadvance would then exist (each instance, being an “Additional Forbearance Period Overadvance”), unless such Additional Forbearance Period Overadvance is repaid in accordance with the provisions of this Agreement prior to the making of such Forbearance Period Financial Accommodation. The Lender shall promptly advise the Borrowers of the amount of any such Additional Forbearance Period Overadvance.

(b)

Repayment of Obligations. Without in any way derogating from any of Obligors’ obligations under the Loan Documents, Obligors shall continue to remit all regularly scheduled payments (whether due on account of any Revolver Loans, or otherwise, including all principal, interest, fees, costs and other amounts) which may become due under the Loan Documents, as and when such payments are due (other than, for the avoidance of doubt, payments becoming due solely as a result of one or more Subject Events of Default). For avoidance of doubt, the Full Payment of the Obligations shall become due and payable without demand by Lender upon the earlier of (i) the Forbearance Termination Date, or (ii) occurrence of a Termination Event.

(c)

Forbearance Fee. In consideration of the Lender’s agreements set forth herein, Obligors agree to pay the Lender a non-refundable forbearance fee in the amount of $0.00 (the “Forbearance Amendment Fee”). The Forbearance Amendment Fee shall be: (i) fully earned by the Lender as of the Sixth Forbearance Amendment and Twenty-First Amendment Effective Date; (ii) retained by the Lender as a fee under all circumstances and shall not be applied in reduction of any other of the Obligations; and (iii) paid to the Lender in good and collected funds upon the execution of this Agreement.

5. Effect of Termination. Upon the expiration of the Forbearance Period or the occurrence of a Termination Event: (a) the agreements of the Lender set forth herein shall automatically terminate; (b) at Lender’s option, Lender may declare all Obligations to be immediately due and payable in full, provided, however, that if an Event of Default of the type described in Section 10.1(j) of the Loan Agreement shall have occurred, then all outstanding Obligations shall automatically become immediately due and payable in full without presentment, demand, or notice; and (c) Lender may immediately commence enforcing the Lender’s rights and remedies pursuant to this Agreement, the Loan Documents, applicable law and otherwise, in such order and manner as Lender may determine appropriate in its sole and exclusive discretion.

6. Amendments to Forbearance Agreement. The Forbearance Agreement is hereby amended as follows:

(a)	The definition of “Forbearance Termination Date” is hereby restated in its entirety as follows:

“Forbearance Termination Date: shall mean 5:00 P.M. (EST) on March 31, 2020.”

7. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)

The definition of “Applicable Margin” as contained in Section 1.1 of the Loan Agreement (Definitions) (as most recently amended by Third Forbearance Amendment and Seventeenth Amendment) is deleted in its entirety and the following substituted in its stead:

“Applicable Margin: means, as of the Sixth Forbearance Amendment and Twenty-First Amendment Effective Date through and including the Forbearance Termination Date, but subject to the terms and conditions of the Sixth Forbearance Amendment and Twenty-First Amendment, (i) 4.00% with respect to Base Rate Revolver Loans and (ii) 5.00% with respect to LIBOR Revolver Loans; provided that such percentages with respect to Base Rate Revolver Loans and LIBOR Revolver Loans, respectively, shall be reduced by 50 basis points upon satisfaction of the following conditions, as confirmed by Lender: (i) receipt by Lender of satisfactory and acceptable (as determined by Lender in its sole discretion) documentation evidencing that the Obligors have achieved a Fixed Charge Coverage Ratio of at least 1.0 : 1.0 at the end of any Fiscal Month calculated for the previous twelve (12) Fiscal Months then ended, and (ii) confirmation by Lender that as of the effective date of such rate reduction, no Default or Event of Default then exists other than the Subject Events of Default.”

(b)	The definition of “Borrowing Base” as contained in Section 1.1 of the Loan Agreement (Definitions) is deleted in its entirety and the following substituted in its stead:

“Borrowing Base: on any date of determination, an amount equal to the lesser of:

(a) the Revolver Commitment; or

(b) the sum of:

(i) 85% of the Value of Eligible Accounts; plus

(ii) without duplication of subclause (i) above, the lesser of (A) 75% of the Value of Eligible Energy Source – TNT Energy Unbilled Accounts, and (B) $6,000,000; plus

(iii) the least of (A) 70% of the Value of Eligible Inventory, or (B) 85% of the NOLV Percentage of the Value of Eligible Inventory, or (C) $8,000,000; provided that the Eligible Inventory owned by Seesmart shall be subject to an advance rate of 22.2% and shall be limited to the maximum aggregate amount of $500,000 after applying such advance rate (iii); plus

(iv) 100% of the current balance of the Pledged Cash Collateral, if and only if an acceptable Control Agreement is in effect with respect to the Pledged Cash Collateral to the sole satisfaction of the Lender; plus

(v) 50% of the current balance of the Pledged Securities Collateral, which calculation shall at no time exceed $9,000,000, if and only if an acceptable Control Agreement is in effect with respect to the Pledged Securities Collateral to the sole satisfaction of the Lender; minus

(v) the Availability Reserve.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the calculation of the Borrowing Base shall not include any Aston I Specified Collateral.”

(c)	The definition of “Revolver Termination Date” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Revolver Termination Date: shall mean 5:00 P.M. (EST) on March 31, 2020.”

(d)	Section 9.3.2 of the Loan Agreement (Maximum Monthly Cash Burn and Positive Cash Flow) is hereby deleted in its entirety and the following substituted in its stead:

“9.3.2 Maximum Monthly Cash Burn and Positive Cash Flow.

(a) Cash Burn. Shall not permit cumulative Cash Burn (calculated from January 1, 2020) to exceed:

(i) $612,000 through and including January 31, 2020; and

(ii) $763,000 through and including February 29, 2020;

the foregoing calculations all determined to the sole satisfaction of the Lender.

(b) Positive Cash Flow. [RESERVED].”

(e)	The following shall be added as the new subsection (m) of Exhibit E to the Loan Agreement (Financial Reporting):

“(m) not later than March 1, 2020, the Borrower’s updated projections of quarterly consolidated balance sheets, statement of income, statements of cash flows and Availability for Fiscal Year 2020, all of which shall be in form and substance satisfactory to the Lender (and for avoidance of doubt, such statements shall provide calculations to evidence, in good faith, that by December 31, 2020, the Obligors shall be able to maintain a Fixed Charge Ratio of at least 1.0 : 1.0).”

(f)	The following shall be added as the new subsection (f) of Exhibit F to the Loan Agreement (Collateral Reporting):

“(f) The Borrowers shall deliver to the Lender on each of the first (1st) and fifteenth (15th) day of each month, an updated calculation of Eligible Energy Source –TNT Energy Unbilled Accounts.”

(g)

The provisions of Section 1.1 of the Loan Agreement (Definitions) (as most recently amended by the Fifth Forbearance Amendment and Nineteenth Amendment) are hereby amended by inserting the following new definitions in their applicable alphabetical orders:

“Sixth Forbearance Amendment and Twenty-First Amendment: means that certain Sixth Forbearance Amendment and Twenty-First Amendment to Loan and Security Agreement, dated as of February 12, 2020, by and among the Obligors and the Lender.”

“Sixth Forbearance Amendment and Twenty-First Amendment Effective Date: means the effective date of the Sixth Forbearance Amendment and Twenty-First Amendment, which is February 12, 2020.”

“Subject Events of Default: has the meaning given that term in the preamble to the Sixth Forbearance Amendment and Twenty-First Amendment to Loan and Security Agreement.”

8. Ratification of Loan Documents. Except as specifically amended by this Agreement, and for the avoidance of doubt, all of the terms and conditions of the Loan Agreement, Forbearance Agreement, and of each of the other Loan Documents shall remain in full force and effect. The Obligors hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants contained therein. Further, the Obligors warrant and represent that no Event of Default exists other than Subject Events of Default, and nothing contained herein shall be deemed to constitute a waiver by the Lender of the Subject Events of Default and/or any other Default or Event of Default which may nonetheless exist as of the date hereof.

9. Waiver. Each Obligor acknowledges, confirms and agrees that it has no claims, counterclaims, offsets, defenses or causes of action against the Lender with respect to amounts outstanding under the Loan Agreement, the Forbearance Agreement or otherwise. To the extent such claims, counterclaims, offsets, defenses and/or causes of actions should exist, whether known or unknown, at law or in equity, each Obligor hereby WAIVES same and RELEASES the Lender from any and all liability in connection therewith.

10. Conditions.

(a)	Conditions Precedent to Effectiveness. This Agreement shall not be effective until each of the following conditions precedent has been fulfilled to the sole satisfaction of the Lender:

i)	This Agreement shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

ii)

All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Agreement and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender.

iii)	The Lender shall have received payment from the Obligors of the Forbearance Amendment Fee.

iv)

The Lender shall have received an Omnibus Officer’s and Member’s Certificate of duly authorized officers and members, as applicable, of each of the Obligors certifying (A) that the attached copies of such Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (B) that an attached copy of resolutions authorizing execution and delivery of the Agreement and all documents referenced therein and related thereto are true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility; and (C) to the title, name and signature of each Person authorized to sign such documents.

v)

The Obligors shall have executed and delivered to the Lender such additional documents, instruments, and agreements as the Lender may reasonably request, including, but not limited to, all documents identified on the Document Agenda attached hereto as Exhibit “A”.

vi)

In accordance with the terms and conditions of Loan Agreement, the Obligors shall pay to Lender all costs and expenses of the Lender, including, without limitation, reasonable attorneys’ fees, in connection with the preparation, negotiation, execution and delivery of this Agreement and the Twentieth Amendment to Loan and Security Agreement, all documents related thereto and/or associated therewith in the aggregate amount of $43,205.40 (as of February 10, 2020), plus prior open invoices for attorneys’ fees in the aggregate amount of $40,151.25.

(b)	Conditions Subsequent. [RESERVED]

11.	Miscellaneous.

(a)

This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed signature page of this Agreement (or any notice or agreement delivered pursuant to the terms hereof) by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof; provided that the Obligors shall deliver originals of all applicable documents referenced in this Agreement by no later than three (3) Business Days after the Third Forbearance Amendment and Seventeenth Amendment Effective Date.

(b)

This Agreement expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)

Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.

(d)

THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument by their respective duly authorized officers.

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Cynthia G Stannard
Name:	Cynthia G Stannard
Title:	Sr. Vice President

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Signature Page to Sixth Forbearance Amendment and Twenty-First Amendment to Loan and Security Agreement

BORROWERS:

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

LIGHTING INTEGRATION TECHNOLOGIES, LLC

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

TRI-STATE LED DE, LLC

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

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Signature Page to Sixth Forbearance Amendment and Twenty-First Amendment to Loan and Security Agreement

VALUE LIGHTING, LLC

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

ALL AROUND LIGHTING, L.L.C.

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

ENERGY SOURCE, LLC

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

REVOLUTION LIGHTING –
E-LIGHTING, INC.

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

SEESMART, LLC

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

TNT ENERGY, LLC

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

[Signatures Continue on Next Page]

Signature Page to Sixth Forbearance Amendment and Twenty-First Amendment to Loan and Security Agreement

GUARANTORS:

VALUE LIGHTING OF HOUSTON, LLC

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

BREAK ONE NINE, INC.

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

REVOLUTION LIGHTING TECHNOLOGIES – ENERGY SOURCE, INC.

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

REVOLUTION LIGHTING TECHNOLOGIES – TNT ENERGY, LLC

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

Signature Page to Sixth Forbearance Amendment and Twenty-First Amendment to Loan and Security Agreement

EXHIBIT A

Document Agenda

(see attached)

Exhibit to Sixth Forbearance Amendment and Twenty-First Amendment to Loan and Security Agreement